Exhibit 99.01.02
Investor Presentation February / March 2008

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995 (the "Act") provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made during this presentation are 'forward-looking' statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered 'forward-looking' as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission ("SEC"). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. This presentation may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available on our web site at www.officedepot.com.

Industry Perspective

U.S. Office Products Industry CAGR '02-'06 3.0% 3.4% 2.8% Source: SHOPA School and Office Products Industry - 2007 / Office Depot Estimates 2002 2003 2004 2005 2006 Retail 189 194 199 206 211 Delivery 105 108 112 117 120 Retail $189B Retail $194B Retail $199B Delivery $105B Delivery $108B Delivery $113B $294B $302B $312B Retail $206B Delivery $117B Retail $211B Delivery $120B $323B $331B Market is large and growing. We began to see some cyclicality from a weakening macroeconomic environment beginning in early 2007.

U.S. Office Products Industry Source: SHOPA School and Office Products Industry - 2007 / Office Depot Estimates Note: Figures may not add to 100% due to rounding Retail Specialty Retailers 0.203 Office Superstores 0.098 Mass Retailers 0.178 Food/Drug Stores 0.016 College/Bookstores 0.036 Copy/Printing Services 0.034 Internet/Direct Sales 0.03 Independent Dealers 0.063 Contract Specialists 0.21 Contract Stationers 0.013 Other 0.119 O.S.S. Independent Dealers Specialty Stores Food/Drug Stores Other Contract Stationers Mass Retailers ODP 3.4% SPLS 4.0% OMX 2.3% 2006 OSS Market Share Contract Specialists College/Bookstores Copy/Printing Services Internet/Direct Sales OSS comprise a small portion of the overall U.S. office supply industry

Office Depot Overview

Investor Relations Update History of creating value for our shareholders Over the past three years, we have returned to shareholders about 140% of our as adjusted after-tax earnings, 106% of our operating cash flow and 140% of our net cash flow, excluding share repurchases Recognized the need to improve our shareholder communication effort Hired an investor relations professional with corporate IR and buy-side investment experience in August 2007 Engaged an investor relations firm to conduct an investor perception study in third quarter 2007 Hosting an investor / sell-side analyst conference in 2008

Office Depot Overview Office Depot is a leading global provider of office products and services Annual sales of approximately $15.5 billion Sells to customer directly and through affiliates in 43 countries Multi-channel - stores, catalog, Internet and contract Three divisions using multi-channel capabilities to serve business customers of any size, from SOHO to Fortune 500 accounts North American Retail - Over 1,200 stores in U.S. and Canada North American Business Solutions - catalog, contract and e-commerce International - catalog, contract, e-commerce, and retail One of the world's largest e-commerce retailers - $4.9 billion in sales2 Provides office products and related services1 Supplies - 63% of sales Technology - 26% of sales Furniture and Other - 11% of sales Note: 12007 total Company sales mix by product category. "Furniture" refers to "Furniture, low tech, and other" as more fully described in our 2007 annual report on Form 10-K. 2 Trailing 12 months

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East Office Depot Timeline Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Staples / Office Depot merger fails Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc.

Acquisition Integration Dates Viking Office Products 1998 - Office Depot merged with Viking Office Products. Viking Office Products became a wholly owned subsidiary of Office Depot 2004 - Began consolidation of Viking brand into Office Depot catalog channel September 2005 - Office Depot announced plans to close the domestic operations of its Viking Office Products business and merged it within its Office Depot operations Guilbert S.A. June 2003 - Acquired Guilbert S.A., a leading European contract stationer 2005 - Integrated the former Guilbert operations and customers into Office Depot and Viking operations 2006 - Integrated the Guilbert brand into the Office Depot brand 2007 - Systems and back office still separate. Numerous and potentially redundant distribution centers still exist. Allied Office Products May 2006 - Acquired Allied Office Products, an independent dealer of office products and services Dec 2006 - Integration of Allied Office Products acquisition was substantially completed

State of the Business

Office Depot Issues 2004 Functionally-aligned organization with no divisional leadership Limited growth opportunities Duplicate costs due to non-integrated systems IT systems in disarray and impeding growth Non-integrated acquisitions, most running independently with duplicate overhead, multiple strategies and few synergies. Minimal process definition and sophistication Duplicate supply chain Operating margin gap versus largest competitor and no plan to close gap Stagnant growth Losing market share Aging stores and no plans to improve / standardize store format. Many versions of a new store format had been attempted but none finalized or proven 700 different store sets and at least five different retail formats - inconsistency in shopping experience and service, and lack of differentiation Resulted in $385M in charges from inception through the end of 2007

Office Depot Focus 2005 - 2006 North American Retail Improve North American retail profitability while continuing store build out program Finalize the format for the remodeled stores (M2 design proven by first quarter 2006) and make improvements that fuel productivity Improve service in stores North American Business Solutions Profitably grow market share organically and through acquisitions Expand large contract sales, add sales force Complete Viking integration Expand product / service portfolio International Improve profitability by growing European contract business, tightening cost control Initiate use of telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas

Strategic Priorities 2008 - Taking Care of Business North American Retail Improving product value offerings to micro-business customers Growing loyalty programs Enhancing service offerings to complement product offerings North American Business Solutions Developing a customer contact strategy Redesigning the telephone account management (TAM) program Implementing margin-enhancement initiatives International Executing an action plan to improve performance in the U.K. Maintaining a sharp focus on execution to improve productivity in existing businesses Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia

Outlook First quarter 2008 outlook Sales to date still remain sluggish in the U.S. and U.K. First and second quarter margins should be improved versus the fourth quarter 2007 Earnings per share most likely down versus prior year for the first half 2008 Cutting spending and shoring up margins while funding necessary labor levels in the stores; taking care of customers for the long run Longer term, business model can deliver improved results Mid-single digit top-line growth Mid-teens earnings per share growth Total margin expansion of up to 300 basis points from our key initiatives possible

Global Margin Improvement

EBIT 04 SL05 EBIT 05 SL 06 Shortfall EBIT 06 SL 1 07 Volume 07 F3 07 Saule 1 576 654 802 802 551 Saule 2 576 654 802 551 Saule 3 50 488 366 0 110 380 Column 4 28 26 26 2004 Mix / Margin Investment 2006 2007 Global Margin Improvement Initiative Progress (2004 -2007) Global margin improvement initiative progress was mostly offset by margin compression due to promotional pricing and sales mix shift Streamline / Volume 2005 Streamline / Volume Mix / Margin Investment Streamline EBIT Margin 4.6% 5.3% 3.5% 4.2%

Normalized Private Brand Direct Import Centralization Supply Chain Procurement IT Conversion Mix / Margin Investment 2012 East 4.6 4.6 6.1 7.3 7.9 7.6 7.6 1.5 1.2 0.6 0.4 0.7 +150bps +120bps +60bps +40bps -70bps 2012 Global Margin Improvement Initiative Identified 300 basis points of potential margin improvement through the implementation of the global initiative ~5% ~8% EBIT Margin

Global Margin Improvement Initiative Projects In-Progress Leverage Global Spend BSD Pricing Global Tenders NA Consolidation and Harmonization of Financial Services in Eastern Europe (Pre-IT and post-IT) Global Direct Import Consolidation and Harmonization of Call Centers in Europe Global Negotiations with Large Vendors Increase Scan-Based Trading Penetration European CDC Micro Matte Lighting Reflector Private Brand Credit Card Global Tenders Europe Pro Fees Reduction Furniture Destroy No Credit Dynamic Routing Health Care Redesign Inventory Life Cycle Management Optimize Coupon Offers Worklife Rewards Reward Restructure Mail-in Rebate Program Revision Insurance Opportunities DPS Automation Store Satellite Delivery Model Legal Entity Consolidation Increase Percentage of Electronic Orders Globally

North American Supply Chain Initiative Currently have two separate North American supply chains 12 cross docks serving North American Retail 21 distribution centers serving North American Business Solutions 7.2M square feet over 33 buildings Plan to convert to 12 combination facilities with about 7M square feet and capacity for approximately 9M square feet to accommodate growth Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Move from three warehouse management systems to one Development period of six years as current leases expire or capacity needs arise New buildings to be leased

International Supply Chain Initiative Over the next 3-5 years, expect to reduce supply chain network from 22 to 15 facilities Consolidate to one warehouse management system from seven systems Improve global supply chain expense as a percent of sales by 2012 50 basis points improvement

Information Technology Initiative IT Environment IT environment costly and complex due to historical legacy and acquired systems, major acquisitions in 1998 and 2003, multiple channels and no single integrated system 23 SKU databases 12 Customer databases/order management systems 13 Warehouse operating systems Multiple hardware platforms and software packages Redundant IT teams around the world to support duplicative platforms and applications Initiative To simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms The project is based on a global Oracle ERP system that replaces many separate platforms Office Depot utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one Benefits Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+ over the next 3 to 5 years Enable easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better information and tools

North American Retail

North American Retail - Key Issues Margin erosion Macroeconomic impact - small business customer slowdown

North American Retail - Results & Variance Analysis Sales were down 3% and comparable store sales were 7% lower in the fourth quarter 2007 Operating profit of $23 million versus $109 million one year ago as broader economic factors continued to challenge profit margins Lower product margins due to promotional holiday season, sales mix, and inventory clearance Providing highest level of customer service - CSI scores increased year-over-year and sequentially Operating Margin Q4 2006 6.3% Vendor program funding -200 bps Product margins -140 bps Fixed property de-leveraging -100 bps Inventory shrink -75 bps Other +25 bps Q4 2007 1.4%

Vendor Program Funding Two types of agreements Annual purchase Over-and-above Fourth quarter 2007 impacts Annual purchase agreements: the Company did not hit the pre- determined purchase tiers as a result of softer sales and disciplined inventory management Pulling back purchases for 2007 severely impacted fourth quarter results for North American Retail and North American BSD About $30 million of the impact was a true up Over-and-above agreements: vendors also experiencing difficult sales environment, negatively impacting their participation in discretionary marketing investments

2004 2005 2006 2007 2004 2005 2006 Q3'07 YTD 2004 2005 2006 2007 7.6% 8.2% 10.6% 5.5% 5.0% 6.7% 6.4% 5.4% -4.4% 3.5% -7.3% 5.7% 68 79 111 64 68 96 98 88 -41 31 -68 49 68 147 258 322 68 164 262 350 -41 -10 -78 -29 Sq. Ft. Growth Net Stores Opened Cumulative Net Stores Opened North American OSS Store Trends Store Count Office Depot Staples OfficeMax Source: Store counts are from respective Annual Reports or Quarter-end reports. New store openings are based on the difference between the total number of stores of prior year. Staples Q3 2007 YTD store count is based on Office Depot market estimates. North American locations includes Canada, Puerto Rico, and US Virgin Islands. The source for Staples and OfficeMax square footage growth data is Goldman Sachs research and Office Depot estimates.

1,222 total stores at the end of 2007 71 opened, 7 closed Reducing the number of new store openings Targeting about 75 stores in 2008 M2 format store remodels 177 remodels completed in 2007 Targeting about 100 remodels in 2008 2005 2006 2007 2008E New Stores 100 115 71 75 M2 Format Stores 120 411 645 820 North American Retail - Store Growth New Stores Opened M2 Format Stores

North American Retail - M2 Store Remodels $225K - $250K per store, much could be considered maintenance 645 stores were in M2 format as of year-end 2007 Majority of remaining stores to be remodeled in next few years M2 remodeled stores expect to exceed hurdle rate Cumulative sales performance is slightly up versus control stores IMU positive versus control stores 2007 remodels performing better than 2006 remodels Easier to operate and improved customer experience with low site lines and complete storewide visibility

Increasing Private Brand Penetration and Direct Sourcing Increasing Private Brand Penetration and Direct Sourcing Increasing Private Brand Penetration and Direct Sourcing Increasing Private Brand Penetration and Direct Sourcing Increasing Private Brand Penetration and Direct Sourcing Expand Within Categories Expand to New Categories Direct Sourcing Build Brands Opened Global Sourcing Office in Shenzhen, China Office in Shenzhen, China Office in Shenzhen, China Private branded products can contribute 500 to 1,000 bps to gross margin over comparable, nationally branded products. Direct import provides additional contribution

North American Retail - Market Share1 Q4 2006 Q4 2007 $ share 0.362 0.356 Unit share 0.414 0.455 In fourth quarter 2007, market share trends in core categories were mixed Unit market share increased in all months within the office supply market versus the same period a year ago Furniture had positive dollar and unit share growth, with strong unit growth in seating and lighting Design, Print and Ship business, which had positive comparable sales for the quarter, also posted market share gains year-over-year in both dollars and units Dollar market share was down slightly, driven primarily by technology, as the office supply competition continued to intensify their technology offerings Office supplies were down slightly on both a dollar and unit share basis versus the prior year; although, successfully grew ink and toner unit share 1 The NPD Group data

Macro Economic Conditions

Independent econometric analysis shows housing industry performance correlated to sales


Completed (New) Houses For Sale at end of month
Jan02
Nov07
Houses: Median Number of Months For Sale
Jan02
Nov07
Econometric Model Actual vs. Predicted Residuals
Actual Residual
Predicted
10
5
0
-5
-10
-15
-20
Jan02
Nov07
Downturn in office supplies sales tracks closely to housing accelerated downturn in 2007

Office DEPOT 32

Florida and California totaled 26% of total store sales and about 40% of the total comparable sales decline in the fourth quarter 2007

North American Retail - Pricing Strategy Expand lower entry price points to improve value perception with very small business customer Offer a low-price guarantee which includes matching competitor pricing on identical products Utilize a category management framework supported by our price optimization solution, which helps us understand true customer demand and set prices across an entire category Customers can take advantage of significant savings across a wide range of products through various programs Buy More & Save Private Brands Worklife Rewards(tm)

North American Retail - Labor Strategy Designed to provide the appropriate levels of coverage in the following areas: Customer service (sales floor assistance) Tasks (receiving, stocking, planograms, cashiers, etc.) Management (Store, Assistant and Department Managers) Payroll is allocated using labor standard derived from time studies Payroll allocation will fluctuate based on changes in sales volume and activities A staffing model is used to staff a store with an appropriate mix of full-time, part-time and management associates Customer service index increased sequentially during fourth quarter 2007 and achieved its highest levels since the program was introduced in 2002

North American Retail - Taking Care of Business Focusing on improving product value offerings for our micro-business customers, especially in core supplies: Having the products in stock to meet customer demand Modifying assortment to deliver increased value Growing loyalty program to provide a stronger value proposition for our micro-business customers: Successfully relaunched Worklife RewardsTM customer loyalty program in third quarter 2007 Launched Worklife RewardsTM Visa card in November Enhancing service offerings to complement product assortment: DPS experienced sales growth in fourth quarter 2007 Tech Depot service became available at the customers' work or home locations in fourth quarter 2007

North American Business Solutions

North American Business Solutions - Key Issues Direct channel - losing sales in small-sized customer base Former Allied customer and key sales people recovery continues Largest but lowest margin customers have been growing at the fastest rate Coverage and retention issues exist with small- to medium- sized customers Existing incentive system limits accountability and P&L responsibility Strong focus on acquiring new customers but not enough emphasis on growing positions with existing customers Sales organization is often engaged in non-productive activities Need more effective marketing

North American BSD - Results & Variance Analysis Sales were down 4% in the fourth quarter 2007 Sales to small- to mid-size customers down 13% Partially offset by 5% sales growth with large, national account customers and 10% growth in sales to public sector Operating profit of $1 million versus $72 million one year ago Operating Margin Q4 2006 6.5% Customer mix -230 bps Vendor program funding -220 bps Inventory clearance reserves & returned product -160 bps Product cost increases -80 bps Other +50 bps Q4 2007 0.1%

North American BSD - Taking Care of Business Developing a detailed contact strategy to optimize penetration of existing customers: Pilot is underway, targeting national rollout in third quarter 2008 Direct marketing program redesign underway: Launched new telephone account management (TAM) structure and strategy Revising catalog marketing strategy Improving on-line marketing efficiency and effectiveness Implementing specific margin-enhancement initiatives that expect to show results early in 2008: Placing stricter controls on account-level pricing decisions Piloting simplified customer price plans

Customer Segmentation / Strategies Micro customers: 1-9 employees Retail action plan Small customers: 10-20 employees Remix catalog products / pricing Remodel catalog mailing depth and frequency Fix telephone account management (TAM) Add telephone account managers Add third party sales force "Feet on the Street"

Customer Segmentation / Strategies (continued) Medium customers: 20-100 employees Remodel catalog mailing depth and frequency Add telephone account managers Add third party sales force "Feet on the Street" Add prospecting from business development managers (BDM's) Add solutions Large customers: 100+ employees Contract Prioritize BDM activities Refocus account managers to deepen share of wallet Add solutions

International

International - Key Issues Margin erosion U.K. performance - Early signs of economic slowdown

International - Results & Variance Analysis Sales were up 12% in the fourth quarter 2007 Local currency organic sales were up 2% Operating profit was $60 million versus $77 million one year ago due primarily to weaker U.K. performance Operating Margin Q4 2006 7.6% U.K. performance -105 bps Investment spending -85 bps Customer mix -40 bps Q4 2007 5.3%

International - Global Strategy Evaluating emerging market growth opportunities Would consider partners with local expertise No large acquisition - too much integration risk

International - Taking Care of Business Improving service in the U.K. and adjusting to a slowing economy Isolated some controllable issues related to delivery service levels and are taking corrective steps Rolling out certain technology solutions throughout our distribution and transportation operations Expand share of wallet among small users Improving productivity in existing businesses Successfully transitioned the first wave of back-office accounting functions (U.K.) to shared service center in Eastern Europe Continued progress on consolidation of European call centers Consolidating distribution center footprint in Europe Leveraging Global Sourcing Office to increase direct import and drive private brand penetration in Europe and Asia Central Distribution Center launched in Europe Received first containers of goods from China in December Expect benefits to ramp through the year

Financial Results / Capital Structure

Financial Guidelines Drive profitable growth Increase free cash flow and margins Culture of thrift Streamline operations Disciplined capital management Economic value added mindset

Financial Model Base Case Mid- to upper- single digit top-line growth Very low single digit North American Retail comps Some gross margin expansion Some expense leverage Share buybacks with excess cash flow Solid mid-teens EPS growth Upside Store expansion Contract sales force and telephone account manager growth Category management Private brand expansion Direct sourcing acceleration Cost containment efforts Leverage from supply chain cost control

Capital Structure (in billions, except ratios) 2007 Long-Term Debt, Net $0.6 Imputed Debt (using 8x rent) $4.2 Total Adjusted Debt $4.8 Adjusted Debt / Enterprise Value 57% Adjusted Debt / Total Capital 61%

Why not lever up and buy back shares? Engaged four different investment banking firms to analyze capital structure and they advised management to maintain current structure for multiple reasons Funding cost is lower - lower interest expense Access to more sources of liquidity - long term bond markets Less restrictive covenants and no call on assets More flexibility to fund internal growth, share repurchases and acquisitions Lower operating lease costs Business has proven to be cyclical - need more flexibility

Capital Spending Summary 2004 2005 2006 2007 2008E East 391 261 343 461 375 New NAR Stores & M2 Remodels Global Supply Chain & IT Initiatives Maintenance & Other East 37.9 44.9 17 $ millions

Capital Spending Summary 2004 2005 2006 2007 2008E East 1.45 0.97 1.23 1.64 1.33 2004 2005 2006 2007 2008E East 0.029 0.018 0.023 0.03 0.024 Note: 2007 D&A used for 2008 estimate Note: Consensus estimates used for 2008 sales Industry Average1 Industry Average1 1 Average of 16 retailers for 2006

in millions, except ratios, returns and per share data Q4 2007 Q4 2007 Q4 2006 Q4 2006 B/W B/W Amount % Sales Amount % Sales % bps Sales $3,867 -- $3,843 -- 1% -- Operating Expense1 $1,020 26.3% $ 996 25.9% -2% -40 bps EBIT1 $ 6 0.2% $ 201 5.2% -97% -500 bps Net Earnings1 $ 27 0.7% $ 143 3.7% -81% -300 bps Net Earnings - GAAP $ 19 0.5% $ 127 3.3% -85% -280 bps Diluted Shares 273.3 -- 280.4 -- -3% -- EPS - GAAP $ 0.07 -- $ 0.45 -- -84% -- EPS1 $ 0.10 -- $ 0.51 -- -80% -- 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Fourth Quarter 2007

in millions, except ratios, returns and per share data 2007 2007 2006 2006 B/W B/W Amount % Sales Amount % Sales % bps Sales $15,528 -- $ 15,011 -- 3% -- EBIT1 $ 551 3.5% $ 802 5.3% -31% -180 bps Net Earnings1 $ 424 2.7% $ 546 3.6% -22% -90 bps Net Earnings - GAAP $ 396 2.5% $ 503 3.4% -21% -90 bps Diluted Shares 275.9 -- 287.7 -- -4% -- EPS - GAAP $ 1.43 -- $ 1.75 -- -18% -- EPS1 $ 1.54 -- $ 1.90 -- -19% -- ROIC1 11.3% -- 15.4% -- -- -410 bps ROE1 15.2% -- 21.4% -- -- -620 bps 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2007 Financial Summary

in millions Q4 Q4 Q4 2007 2006 Program to Date 2008 2009 Total Income Statement Charges $ 15 $ 31 $ 385 $ 62 $ 23 $ 470 Cash Flow Impact Cash $ 12 $ 9 $ 131 $ 47 $ 22 $ 200 Non-Cash $ 3 $ 22 $ 254 $ 15 $ 1 $ 270 Charges During the third quarter of 2005, we announced a number of material charges relating to asset impairments, exit costs and other operating decisions (the "Charges"). This announcement followed a wide-ranging assessment of assets and commitments which began in the second quarter of 2005. We indicated that these actions would continue to impact our results for several years, and expenses associated with future activities would be recognized as the individual plans are implemented and the applicable accounting recognition criteria are met. As with any estimate, the amounts may change when expenses are incurred.

Cash Flow Highlights in millions 2007 2006 % Change Net Cash Provided by Operating Activities $ 411 $ 827 -50% Depreciation & Amortization $ 281 $ 279 1% EBITDA1 $ 814 $ 1,061 -23% CAPEX $ 461 $ 343 34% Free Cash Flow (Use) - Before Share Repurchases $ -50 $ 484 -110% Share Repurchases $ 200 $ 971 -79% Acquisitions $ 48 $ 248 -81% 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Balance Sheet Highlights in millions, except ratios and returns 2007 2006 % Change Inventory Per Store (end of period) $ 0.960 $ 0.935 3% Inventories $ 1,718 $ 1,540 12% Working Capital1 $ 727 $ 347 110% Working Capital as a % of Sales2 3.5% 2.5% 100 bps Net Debt (end of period) $ 593 $ 445 33% Return on Invested Capital, Adjusted3 11.3% 15.4% -410 bps Return on Equity, Adjusted3 15.2% 21.4% -620 bps 1 WC = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 WC as % of Sales = ((WC Q4 current year + WC Q4 prior year) / 2) / Trailing four quarter sales 3 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.